Management Update – Third Quarter 2012 NASDAQ:HMST

2 Important Disclosures Forward-Looking Statements We may make forward-looking statements during today's presentation that are subject to many risks and uncertainties. These forward-looking statements are based on our management's current expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts, as well as a number of assumptions concerning future events. These statements are subject to risks, uncertainties, assumptions and other important factors set forth in our SEC filings, including but not limited to our 2011 Annual Report on Form 10-K and our various Quarterly Reports on Form 10-Q. Many of these factors are beyond our control. Such factors could cause actual results to differ materially from the results discussed or implied in the forward-looking statements. Actual results may fall materially short of our expectations, and we may change our plans or take additional actions that differ in material ways from our current intentions. Accordingly, should not rely unduly on forward-looking statements. All forward looking statements are based on information available to the Company as of the date hereof, and we cannot undertake to update or revise any forward looking statements, for any reason. Basis of Presentation of Financial Data Unless noted otherwise in this presentation, all reported financial data is being presented as of the period ending September 30, 2012. Non-GAAP Financial Measures Information on any non-GAAP financial measures referenced in today’s presentation, including a reconciliation of those measures to GAAP measures, may also be found in our SEC filings and in the earnings release available on our web site.

3 Established Pacific Northwest Franchise • 91-year-old diversified financial services company headquartered in Seattle • $2.51 billion institution with 21(1) retail branches and 24 stand-alone lending centers • Full-service community bank and diversified lender • $1.98 billion in deposits • Attractive PNW demographics • Population growth • Household/business formation • Employment base, job creation • Housing recovery HomeStreet retail branches (21) HomeStreet stand-alone lending centers (24) State # of Branches Washington 31 Oregon 6 Hawaii 6 Idaho 2 (1) Includes Lynnwood, Washington, which opened on October 15, 2012.

4 Four Diversified Lines of Business Community Banking • Deposit products • Commercial and consumer loans • Cash management services • Investment products • Insurance products Single Family Mortgage Lending • All retail direct originations • Majority of production sold into secondary market • Home equity loans and lines of credit Income Property Lending Residential Construction Lending • All CRE loan types with focus on multifamily • One of 25 Fannie Mae DUS® multifamily lenders; only one headquartered in PNW • Commercial construction, bridge and permanent portfolio loans • Residential construction portfolio loans • Primarily home building • Tract and one-close custom home construction • Generally short duration • Limited land exposure

5 2012 Results of Operations ($ in thousands, except share data) ROAA 3.50% 3.29% ROAE 37.16% 40.38% Net Interest Margin 3.08% 2.82% Operating Efficiency Ratio (1) 53.86% 57.32% Tier 1 Leverage Ratio (Bank) 10.77% Total Risk-Based Capital (Bank) 17.90% (1) See Appendix for reconciliation of non-GAAP financial measures For the three months ended0 Sept. 30, 2012 YTD Net interest income $ 16,291 $ 43,894 Provision for loan losses 5,500 7,500 Noninterest income 68,133 162,745 Noninterest expense 45,819 127,352 Net income before taxes 33,105 71,787 Income taxes 11,762 13,397 Net income $ 21,343 $ 58,390 Diluted EPS $ 1.45 $ 4.35 For the three months ended

6 HMST Returns Compared to Peer Average Source: SNL Financial (Peer group comprised of WAFD, UMPQ, STSA, FIBK, GBCI, COLB, BANR, WCBO, WBCO, PCBK) 40.5% 11.7% HMST Peer Group Return on Equity – 2012 YTD (annualized) 3.3% 1.4% HMST Peer Group Return on Assets – 2012 YTD (annualized)

Net Interest Margin 7 • NIM increased 25 bps to 3.08% • Average cost of deposits decreased to 78 bps from 95 bps in Q2 • Total interest-bearing cost of funds decreased to 99 bps from 111 bps in Q2 • $402 million in time deposits repricing in first half of 2013 at average rate of 1.80% Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Net Interest Margin (%) 0.96% 1.16% 1.68% 2.34% 2.17% 2.35% 2.38% 2.50% 2.53% 2.83% 3.08% Avg. Cost of Deposits (%) 2.29% 2.15% 1.81% 1.58% 1.57% 1.45% 1.32% 1.22% 1.14% 0.95% 0.78% Total Interest-Bearing COF (%) 2.45% 2.31% 2.00% 1.78% 1.73% 1.61% 1.48% 1.40% 1.33% 1.11% 0.99% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% Net Interest Margin

Interest-Earning Assets 8 • Higher net interest income also reflects an increase in earning assets and continued improvement in asset yields • Total average interest-earning assets increased due to higher mortgage production volume and higher average balance of loans held for sale • Total average interest-earning assets increased $42 million to $2.18 billion in Q3 • Average yield increased to 3.90% from 3.78% in Q2 Avg. Yield 3.92% 3.79% 3.83% 3.68% 3.78% 3.90% 3.50% 3.55% 3.60% 3.65% 3.70% 3.75% 3.80% 3.85% 3.90% 3.95% 4.00% 0.0 0.5 1.0 1.5 2.0 2.5 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 $ i n b i l l i o n s Interest-Earning Assets Cash & Cash Equivalents Investment Securities Loans Held for Sale Loans Held for Investment Average Yield

9 Improving Composition of Deposits • Total deposits of $1.98 billion at September 30, 2012 • Transaction and savings deposits grew $75 million in Q3 to 52% of total deposits • Time deposits decreased $71 million • New retail bank branch opened in October in Lynnwood, Washington; second new bank branch scheduled to open in Seattle at end of 2012 5% 8% 10% 13% 68% 61% 51% 35% 27% 31% 39% 52% Q4 09 Q4 10 Q4 11 Q3 12 Composition of Deposits Mortgage Svcg. Escrow Accts. & Other Time Deposits Transaction & Savings Deposits

10 Noninterest Income • Noninterest income has increased an average of 49% quarterly since end of 2011, driven by increasing gain on mortgage origination and sales • Q3 Noninterest Income/Total Assets of 11% (annualized) vs. peers of 0.9% (1) Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Noninterest Income $36,979 $27,461 $39,111 $55,502 $68,133 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 Noninterest Income ($ in thousands) (1) Peer group comprised of WAFD, UMPQ, STSA, FIBK, GBCI, COLB, BANR, WCBO, WBCO, PCBK

11 Mortgage Banking Franchise • Volume driven by low interest rates, industry consolidation, increasing capacity and HARP 2.0 • Record quarterly production of $1.37 billion • Purchase mortgage production increased to 37% of total • Market share rank of #2 in five-county Puget Sound area and Spokane County; rose to #1 in Clark County, #3 in Portland market (1) • 387 retail loan originators, up from 210 at 12/31/11 (2) • Net gain of $63.4 million on mortgage loan origination and sale activity, representing 481 bps on Q3 production • Repurchase claims and losses remain low (1) Based on combined production with Windermere Mortgage Services (source: Marketrac) (2) Includes Windermere Mortgage Services Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Total Revenue 315 314 350 394 481 0 100 200 300 400 500 600 Total Revenue on closed loan production (bps) Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Total $478 $624 $712 $1,069 $1,368 WMS $142 $178 $183 $222 $245 HMST $336 $446 $529 $847 $1,123 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 Single Family Closed Loan Production ($ in millions)

Growing Mortgage Servicing Portfolio 12 • Weighted average servicing fee of 33 bps • MSRs 0.91% of ending UPB – 2.8x weighted average fee • Weighted average age – 29.3 months • Q3 composition 32% government, 68% conventional • Total delinquency of 2.20% • Weighted average note rate of 4.52% • Historically high recapture of refinances – 66% in Q3 Single Family Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Commercial (Primarily DUS) $828 $815 $826 $829 $814 SF Residential $6,650 $6,885 $6,947 $7,469 $8,110 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 $10,000 Mortgage Servicing Portfolio ($ in millions)

13 Noninterest Expense • Q3 operating efficiency ratio of 54%(1) • Noninterest expense will continue to vary based on headcount and mortgage origination activity (1) See Appendix for reconciliation of non-GAAP financial measures Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 FDIC assessments $1,264 $1,256 $1,240 $717 $794 Legal, consulting, occupancy, IT $4,425 $6,255 $4,303 $5,132 $6,071 OREO $9,113 $3,748 $2,520 $6,049 $348 General & administrative $4,310 $6,182 $5,273 $6,725 $7,033 Salaries & related costs $13,217 $16,462 $21,351 $28,224 $31,573 Total Expenses $32,329 $33,903 $34,687 $46,847 $45,819 Headcount 598 613 821 913 998 0 200 400 600 800 1000 1200 $0 $10,000 $20,000 $30,000 $40,000 $50,000 Noninterest Expense ($ in thousands) Headcount

Ongoing Improvement in Asset Quality 14 • NPAs down 89% from 2009 peak to 2.2% of total assets • OREO down $24 million in Q3, due primarily to sale of our largest OREO property (89%) Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 NPLs $374 $327 $321 $189 $114 $124 $91 $95 $76 $76 $33 $38 OREO $108 $123 $121 $202 $170 $99 $103 $64 $39 $32 $41 $17 $0 $100 $200 $300 $400 $500 $600 Non-Performing Assets ($ in millions)

15 Loan Portfolio Characteristics • Accelerate traditional lending lines – C&I, commercial real estate & construction lending (1) As of September 30, 2012 13% 21% 3%46% 11% 6% Loan Composition(1) $ 1.3 billion C&I/CRE Owner-Occupied CRE - Other CRE - Multifamily Single Family Consumer Construction 27% 17% 19% 10% 21% 6% CRE by Property Type(1) $ 397 billion Retail Indust./Warehouse Mixed Use Multifamily Office Other

16 Long-Term Growth Strategies • Diversify revenue to grow non-mortgage banking income: • Organic growth opportunities driven by attractive market demographics • Expand commercial and consumer banking activities - Commercial: lending, deposits, cash management, insurance - Consumer: mortgage loans, deposits, investments, insurance • Expand multifamily mortgage banking, primarily through Fannie Mae DUS® program • Expand traditional portfolio lending – C&I, Commercial Real Estate and Construction • Potential growth through acquisition of smaller in-market and near-market institutions • Continue opportunistic expansion of Single Family mortgage banking activities

17 Why HomeStreet? • Established and expanding community bank with strong ties in the Pacific Northwest and Hawaii • Leading regional Single Family mortgage lender, and only Fannie Mae DUS Multifamily lender headquartered in the Northwest • Focus on growth of community banking and traditional portfolio lending business lines to balance mortgage banking income • Superior returns on equity due to high noninterest income

Appendix 18

19 Managing Cyclicality (Single Family Mortgage Originations) • Highly scalable mortgage origination platform which can be managed to fit cyclical industry origination volume (1) • Costs: - Fixed: occupancy, IT, etc. - Semi-variable: production staff base salaries, fulfillment and underwriting - Variable: loan officer production commissions, loan officer unit incentives, manager incentives (1) Excludes income or expense from servicing operations and changes in net income from Windermere Mortgages Services

20 Basel III Estimated Capital Ratios under Basel III – September 30, 2012 Adequately Capitalized Minimum Well- Capitalized Minimum Under Current Rules Pro forma Basel III (1) Under Current Rules Pro forma Basel III (1, 2) Tier 1 Leverage 4.0% 5.0% 10.8% 9.4% 11.7% 10.3% Total Risk-Based Capital 8.0% 10.0% 17.9% 12.2% 15.0% 10.7% HomeStreet Bank HomeStreet, Inc. (1) Risk-weighted assets do not include the potential impact of changes in risk-weighting on certain Single Family mortgages or the impact of first payment default reps and warranties on Single Family loan sales (2) Does not reflect the phase-out over ten years of $60 million of Trust Preferred Securities under the current Basel III proposal

21 Non-GAAP Reconciliation Three Months Ended ($ in millions) 9/30/2012 6/30/2012 3/31/2012 12/31/2011 9/30/2011 Noninterest expense $45.8 $46.8 $34.7 $33.9 $32.3 Less: OREO expense 0.3 6.0 2.5 3.7 9.1 Adjusted noninterest expense $45.5 $40.8 $32.2 $27.8 $23.2 Net interest income before provisions 16.3 14.7 12.9 12.9 12.0 Noninterest income 68.1 55.5 39.1 27.4 37.0 Adjusted operating revenue $84.4 $70.2 $52.0 $40.3 $49.0 Operating efficiency ratio 53.9% 58.1% 61.8% 74.8% 47.4% Efficiency ratio 54.3% 66.7% 66.7% 84.1% 66.1%